Exhibit 99.2

PRESS RELEASE

For Immediate Distribution

AGAPE ATP Corporation Explores Energy-Saving Solutions with B&H Intec Solutions

KUALA LUMPUR, 21 June 2024 – NASDAQ-listed AGAPE ATP Corporation (“ATPC”), is delighted to announce the relaunch of its subsidiary, now named ATPC Green Energy Sdn. Bhd. (“ATPC Green Energy”). ATPC had entered into a collaboration agreement yesterday, with B&H Intec Solution Sdn Bhd (“B&H”), a total building solutions provider, with a focus on delivering comprehensive energy-saving solutions, aligning with ATPC’s commitment to driving green energy initiatives.

From left: Vincent Tan, Vice President of ATPC, Ting Wan Lock, Head of Corporate Finance, Prof Dato’ Sri Dr How Kok Choong, Founder and Global Group CEO of ATPC, Chen Wei Kent, CEO of B&H, Chung Wooi Hen, Sales Director of B&H and Khor Hock Thong, Marketing Director of B&H (link)

B&H brings over 14 years of experience in facilities mechanical and electrical (M&E) services, specialising in building tailored green retrofits and building maintenance. The company has a portfolio of more than 1,000 customers in Malaysia, including luxury hotels, major banks, transportation hubs, government buildings, office towers, mega shopping malls, and healthcare centres. Known for integrating the latest sustainable technologies into building management solutions, B&H’s expertise in monitoring systems, energy-saving retrofit and upgrading, preventive maintenance service, energy-saving consulting and outsourcing services will be instrumental to ATPC Green Energy. In the past, B&H has already achieved a contract value of USD 10 million (approximately MYR 47 million), underscoring their capability and trust within the industry.

Mr. Chung Wooi Hen, Chief Executive Officer (“CEO”) of B&H said, “The potential in the energy-saving space is vast and untapped. Matching the right M&E services to different companies can result in a substantial reduction in energy consumption, or in other cases, a comprehensive green retrofit solution can improve a building’s energy efficiency and reducing its carbon footprint.

“The collaboration with ATPC will raise our profile, and it will allow us to continue to support more companies in achieving their energy-saving goals. With Malaysia’s energy demand projected to increase by 4.8% by 2030 and electricity demand growing faster than primary energy production, the need for alternative energy sources and energy-saving measures is urgent. In 10 years, Malaysia’s energy demand is expected to rise significantly, from 96.3 terawatt-hours to 206 terawatt-hours (TWh).”

In this collaborative arrangement, B&H’s founder and management team will join ATPC Green Energy as executive officers, leading the energy-saving solutions portfolio. They will also become shareholders in ATPC Green Energy, gaining an equity stake of 30%. This partnership allows ATPC Green Energy to leverage B&H’s expertise, customer base, and leadership, while aligning the interests of B&H’s founders through shareholding, supporting the long-term growth of the energy-saving solutions business.

Prof Dato’ Sri Dr How Kok Choong, the Founder and Global Group CEO of ATPC, explains, “We aim to address this urgent energy demand by providing innovative energy-saving solutions across major sectors, leveraging the extensive expertise of B&H leadership team. By combining our resources and expertise, ATPC Green Energy is well-positioned to drive energy efficiency initiatives across multiple sectors.”

“ATPC Green Energy is looking to provide innovative energy-saving solutions to various sectors, including hospitality, insurance, government, semiconductor, retail, and manufacturing, and we are pleased to have the strong support of B&H as we strive to achieve our mutual goals. Collaboratively, we are in the midst of pitching for a USD 2.0 million project, and we are optimistic about our prospect.” How added.

ATPC’s commitment to the UN Sustainable Development Goals drives the company to build a comprehensive renewable energy ecosystem in ASEAN. This includes energy-saving solutions, solar projects, and other renewable technologies. The Company hopes to develop a diverse portfolio, expand its energy-saving offerings, foster partnerships, and achieve a significant market share in the region.

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About AGAPE ATP Corporation

Agape ATP Corporation (ATPC) is dedicated to enhancing the quality of life and promoting sustainable development. With a strong foundation built on two core business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

For more information, visit www.agapeatpgroup.com.

About B&H Intec Solutions Sdn. Bhd.

B&H Intec Solution is a Total Building Solutions provider with over 14 years of experience in facilities mechanical and electrical services. The company specialises in green retrofits, maintenance, monitoring systems, disaster recovery, monthly health checks, consulting services, and outsourcing services. B&H is committed to delivering practical and efficient solutions that meet the evolving needs of various sectors, including hospitality, insurance, government, semiconductor, retail, and manufacturing. Through its expertise and dedication to sustainability, B&H aims to support energy efficiency and environmental conservation efforts across Malaysia.

For more information, visit https://www.bnh.com.my.

Issued By: Swan Consultancy Sdn. Bhd. on behalf of Agape ATP Corporation

For more information, please contact:

Jazzmin Wan

Tel: +60 17-289 4110

Email: j.wan@swanconsultancy.biz

Mandy Tan

Tel: +60 16-477 2257

Email: m.tan@swanconsultancy.biz

FORWARD LOOKING STATEMENT

Certain statements contained in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected benefits and outcomes of the relaunch of ATPC Green Energy, the support from B&H Intec Solution, and the potential for energy-saving solutions in various sectors. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to execute its strategies, manage growth, and maintain its corporate culture; the Company’s future business development, financial conditions, and results of operations; expectations regarding demand for and market acceptance of our products and services; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in Malaysia and the international markets the Company plans to serve, and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and AGAPE ATP Corporation specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

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